SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2003 (October 28, 2003)

AMSURG CORP.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	000-22217	62-1493316
(State or other jurisdiction of	(Commission	(I.R.S. employer
incorporation or organization)	File Number)	identification no.)

20 Burton Hills Boulevard
Nashville, Tennessee		37215
(Address of principal executive offices)		(Zip code)

(615) 665-1283
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

SIGNATURES
INDEX TO EXHIBITS
EX-99 PRESS RELEASE

Item 7.  Financial Statements and Exhibits

(c) Exhibits:

99	Press release dated October 28, 2003.

Item 12.  Results of Operations and Financial Condition

      A press release issued by AmSurg Corp. on October 28, 2003 is attached hereto as Exhibit 99.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi

Claire M. Gulmi

Senior Vice President and Chief Financial Officer (Principal Financial and Duly Authorized Officer)

Date:   October 28, 2003

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INDEX TO EXHIBITS

Exhibit
Number	Description

99	Press release dated October 28, 2003

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